EXHIBIT (i)(2)



                                CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement of Eaton Vance Variable Trust (1933 Act File No. 333-44010) of my opinion dated February 14, 2001, which was filed as Exhibit (i) to Pre-Effective Amendment No. 3.


                                  /s/ Robert J. Toner
                                  ------------------------------
                                  Robert J. Toner, Esq.


April 24, 2002
Boston, Massachusetts